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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                  SCHEDULE 14A

                     Information Required in Proxy Statement
                            Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.__)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ] Preliminary Proxy Statement               [ ]  Confidential, For Use Of The
[ ] Definitive Proxy Statement                Commission Only (As Permitted By
[ ] Definitive Additional Materials           Rule 14a- 6(e)(2))
[x] Soliciting Material Pursuant Rule to
    ss. 240.14a-12

                           CONSUMER DIRECT OF AMERICA
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                (Name of Registrant as Specified in its Charter)

            Crusader Capital Partners II, LLC, Crusader Capital, LLC,
                 Crusader Capital Partners I, LLC, Westlea Trust
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

           --------------------------------.

      (2)  Aggregate number of securities to which transaction applies:

           -----------------------------------.

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      ----------------------.

      (4)  Proposed maximum aggregate value of transaction:
                                                            -------------------.

      (5)  Total fee paid herewith:
                                    -------------------------------------------.
[ ]   Fee paid previously with preliminary materials:

[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount Previously Paid:

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      (2)  Form, Schedule or Registration Statement No.:

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      (3)  Filing Party:

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      (4)  Date Filed:

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Filed: March 8, 2006

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB
CONTROL NUMBER.

On March 8, 2006, Crusader Capital Partners II, LLC issued a press release relating to Consumer Direct of America. A copy of the press release is filed herewith as Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS
RELATED TO THE SOLICITATION OF PROXIES BY CRUSADER CAPITAL PARTNERS II, LLC,
CRUSADER CAPITAL, LLC, CRUSADER CAPITAL PARTNERS I, LLC AND WESTLEA TRUST AND
CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF CONSUMER DIRECT
OF AMERICA FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS WHEN AND IF THEY BECOME
AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING
INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN
AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE
MAILED TO STOCKHOLDERS OF CONSUMER DIRECT OF AMERICA AND WILL BE AVAILABLE AT NO
CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT
HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A
POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

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                                                                       EXHIBIT 1

                             POTENTIAL PARTICIPANTS

The potential participants in the potential solicitation of proxies (the
"Participants") may include the following: Crusader Capital Partners I, LLC
("CCP I"), Crusader Capital Partners II, LLC ("CCP II"), Crusader Capital, LLC
("Capital"), Blair A. West, The Westlea Trust ("Westlea") and R. Scott West.

CCP I, CCP II, and Capital (the "Crusader Parties") are entities controlled by
Crusader Investments, LLC ("Crusader"), which is controlled by Blair A. West.
Blair A. West may participate in soliciting proxies from Consumer Direct stockholders, and will not receive any special compensation in connection with such solicitation.

The Westlea Trust (the "Westlea Parties") is an irrevocable trust controlled by certain trustees including R. Scott West.

The Crusader Parties
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Crusader Capital Partners I, LLC is a New York State limited liability company engaged in the business of investing in securities. Crusader Capital, LLC is the managing member of CCP I and Crusader Pension Fund LLC and Westlea Trust are
members of CCP I.

Crusader Capital Partners II, LLC is a New York State limited liability company engaged in the business of investing in securities. Crusader Capital, LLC is the managing member of CCP I and there are approximately twenty-eight (28) investors in CCP II.

Crusader Capital, LLC is a New York State limited liability company and a registered investment advisor in the State of New York. Capital is owned by
Crusader Investments, which is partially owned and controlled by Blair A. West.

Blair A. West, through his control of the Crusader Parties, may be deemed to be an indirect beneficial owner of 15,361,462 shares of common stock ("Common
Stock") of Consumer Direct of America, which represents approximately 41.56% of outstanding shares of the Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by Blair A. West that he is the beneficial owner of any shares of
Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

Westlea Trust
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The Westlea Trust is an irrevocable trust with certain members of the West family, not including Blair A. West, as beneficiaries.

The Westlea Trust is the direct beneficial owner of 795,000 shares of Common
Stock, which represents approximately 2.15% of outstanding shares of Common
Stock as of the date hereof.

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                                                                       EXHIBIT 2

Wednesday, March 08, 2006, 3:02 PM ET

CRUSADER CAPITAL INTENDS TO REQUEST A SPECIAL SHAREHOLDER'S MEETING FOR THE
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ELECTION OF SHAREHOLDER-NOMINATED DIRECTORS AT CONSUMER DIRECT OF AMERICA.
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NEW YORK -- March 8, 2006 - Crusader Capital, LLC ("Crusader" or the "Company")
announced today that the Company, Crusader Capital Partners I, LLC, Crusader
Capital Partners II, LLC, and the Westlea Trust (collectively, the "Crusader
Group") intend to call a special shareholder's meeting of Consumer Direct of
America (Ticker:CSUA) for the purpose of voting to remove one or more existing directors and submitting one or more nominees for election as directors. The
Crusader Group believes that having shareholder-nominated directors on boards of directors is a major positive in general and will prove to be particularly important at CSUA. The Crusader Group notes that it is not aware of any shareholder-nominated directors on the board of CSUA at this time.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS
RELATED TO THE SOLICITATION OF PROXIES BY THE CRUSADER GROUP FROM THE
STOCKHOLDERS WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY
SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND
A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF CONSUMER DIRECT OF AMERICA AND
WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S
WEBSITE AT HTTP://WWW.SEC.GOV.

Crusader Capital, LLC is a New York State registered investment advisor and, through its affiliate, Crusader Securities, is also a boutique investment bank
(member NASD) with offices in New York and Los Angeles. Through its extensive relationships with institutional and private investors, the Company provides its public and private clients access to attractive sources of capital through both private placements and public offerings. The Company also offers traditional investment banking advisory services including merger and acquisition advice.
The Company's goal is to build enduring, long-term client relationships by providing professional, independent and strategically advantageous advice.

          For more information, please contact Blair A. West at 212-472-6200 or visit the Company's website at www.crusader.com.
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Source: Crusader Capital, LLC

End

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